UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 10, 2008
Date of report (Date of earliest event reported)

MFA Mortgage Investments, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13991 (Commission File Number)	13-3974868 (IRS Employer Identification Number)

350 Park Avenue, 21st Floor New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 207-6400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2008, in connection with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), MFA Mortgage Investments, Inc. (“MFA”) entered into separate Amended and Restated Employment Agreements (each an “Amended Agreement” and collectively, the “Amended Agreements”) with each of Stewart Zimmerman, MFA’s Chairman of the Board and Chief Executive Officer, William S. Gorin, MFA’s President and Chief Financial Officer, Ronald A. Freydberg, MFA’s Chief Investment Officer and Executive Vice President, Timothy W. Korth, MFA’s General Counsel and Senior Vice President - Business Development and Corporate Secretary, and Teresa D. Covello, MFA’s Senior Vice President, Chief Accounting Officer and Treasurer (collectively, the “Executives”).  The Amended Agreements amend the prior employment agreements of each of the Executives primarily to bring such employment agreements into compliance with the final regulations issued under Section 409A.

In addition, in order to align Mr. Zimmerman’s employment agreement with those of other MFA senior executives, Mr. Zimmerman’s employment agreement was amended so that he may participate in the revised senior executive bonus pool.   Subject to the right of the compensation committee of MFA’s board of directors (the “Compensation Committee”) to determine the portion of the bonus pool to be allocated to the senior executives, if any, allocations are made by the Compensation Committee based upon each participant’s performance during the applicable period and are paid in a combination of cash and restricted stock.

Further, MFA’s Amended and Restated 2004 Equity Compensation Plan, Senior Officers Deferred Bonus Plan and Second Amended and Restated 2003 Nonemployee Directors Deferred Compensation Plan (collectively, “the Plans”) were amended to bring them into compliance with Section 409A.

The above summary of the certain terms of the Plans and the Amended Agreements is qualified by reference to the text of each of the Plans and the Amended Agreements, which are filed herewith as Exhibits 10.1 through 10.8, respectively, all such documents being incorporated herein by reference.

Item 9.01.	Exhibits.

(d)  Exhibits

10.1	Amended and Restated 2004 Equity Compensation Plan, dated December 10, 2008.

10.2	Senior Officers Deferred Bonus Plan, as amended and restated as of December 10, 2008.

10.3	Second Amended and Restated 2003 Nonemployee Directors’ Deferred Compensation Plan, dated December 10, 2008.

10.4	Amended and Restated Employment Agreement, dated December 10, 2008, between MFA and Stewart Zimmerman.

10.5	Amended and Restated Employment Agreement, dated December 10, 2008, between MFA and William S. Gorin.

10.6	Amended and Restated Employment Agreement, dated December 10, 2008, between MFA and Ronald A. Freydberg.

10.7	Amended and Restated Employment Agreement, dated December 10, 2008, between MFA and Timothy W. Korth.

10.8	Amended and Restated Employment Agreement, dated December 10, 2008, between MFA and Teresa D. Covello.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2008

By:	/s/ Timothy W. Korth
Name: Timothy W. Korth
Title: General Counsel and Senior Vice President — Business Development